UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 15, 1998


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     0-24776                Not
Applicable
(State of                    (Commission            (IRS
Employer
Organization)                File Number)
Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware
  19807
(Address of principal executive offices)
(Zip Code)



Registrant's Telephone Number, including area code:
(302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events


      On May 15, 1998, Registrant made available the
Monthly
Investor Certificateholders' Statements set forth as Exhibits 21(a) through 21(j).


Item 7.     Financial Statements and Exhibits

  21(a).    Series 1994-1 Monthly Investor
Certificateholders' Statement
            related to the distribution of May 15, 1998
and
            reflecting the performance of the Trust
during the Due
            Period ended in April 1998, which will
accompany the
            distribution on May 15, 1998.

  21(b).    Series 1995-2 Monthly Investor
Certificateholders' Statement
            related to the distribution of May 15, 1998
and
            reflecting the performance of the Trust
during the Due
            Period ended in April 1998, which will
accompany the
            distribution on May 15, 1998.

  21(c).    Series 1995-3 Monthly Investor
Certificateholders' Statement
            related to the distribution of May 15, 1998
and
            reflecting the performance of the Trust
during the Due
            Period ended in April 1998, which will
accompany the
            distribution on May 15, 1998.

  21(d).    Series 1995-4 Monthly Investor
Certificateholders' Statement
            related to the distribution of May 15, 1998
and
            reflecting the performance of the Trust
during the Due
            Period ended in April 1998, which will
accompany the
            distribution on May 15, 1998.

  21(e).    Series 1995-5 Monthly Investor
Certificateholders' Statement
            related to the distribution of May 15, 1998
and
            reflecting the performance of the Trust
during the Due
            Period ended in April 1998, which will
accompany the
            distribution on May 15, 1998.

  21(f).    Series 1996-1 Monthly Investor
Certificateholders' Statement
            related to the distribution of May 15, 1998
and
            reflecting the performance of the Trust
during the Due
            Period ended in April 1998, which will
accompany the
            distribution on May 15, 1998.



  21(g).    Series 1996-2 Monthly Investor
Certificateholders' Statement
            related to the distribution of May 15, 1998
and
            reflecting the performance of the Trust
during the Due
            Period ended in April 1998, which will
accompany the
            distribution on May 15, 1998.

  21(h).    Series 1996-3 Monthly Investor
Certificateholders' Statement
            related to the distribution of May 15, 1998
and
            reflecting the performance of the Trust
during the Due
            Period ended in April 1998, which will
accompany the
            distribution on May 15, 1998.

  21(i).    Series 1996-4 Monthly Investor
Certificateholders' Statement
            related to the distribution of May 15, 1998
and
            reflecting the performance of the Trust
during the Due
            Period ended in April 1998, which will
accompany the
            distribution on May 15, 1998.

  21(j).    Series 1997-1 Monthly Investor
Certificateholders'
            Statement related to the distribution of May
15,
            1998 and reflecting the performance of the
Trust during
            the Due Period ended in April 1998, which
will accompany
            the distribution on May 15, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities
Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account
Master Trust II
                                          (Registrant)


                        By:   SRFG, Inc.
                             (Originator of the Trust)



                        By:  \s\Donald J. Woytek

Donald J. Woytek
                                Vice President,
Administration


Date: May 15, 1998
                                 EXHIBIT INDEX


Exhibit No.


  21(a).    Series 1994-1 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)

  21(b).    Series 1995-2 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)

  21(c).    Series 1995-3 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)

  21(d).    Series 1995-4 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)

  21(e).    Series 1995-5 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)

  21(f).    Series 1996-1 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)

  21(g).    Series 1996-2 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)

  21(h).    Series 1996-3 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)

  21(i).    Series 1996-4 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)

  21(j).    Series 1997-1 Monthly Investor
Certificateholders' Statement
            (May 15, 1998)